EXHIBIT (i)(2)


                [Letterhead of Venable, Baetjer and Howard, LLP]

August 26, 1999

         We consent to the incorporation by reference as Exhibit (i)(1) to Post-Effective Amendment No. 15 to the Registration Statement (Form N-1A No. 31-40771) of Comstock Partners Funds, Inc. ("Registrant") of our opinion dated June 26, 1997 that was filed with Registrant's Rule 24f-2 Notice on June 27, 1997.


                                         /s/ Venable, Baetjer and Howard, LLP